UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2005


                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                   0-14289                 62-1222567
          ---------                   -------                 ----------
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 18, 2005, Greene County Bancshares, Inc. (the "Company") announced its financial results for the third quarter and nine months ended September 30, 2005. The full text of the press release is set forth in Exhibit
99.1 hereto.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01  REGULATION FD DISCLOSURE

     On October 18, 2005, the Company announced its financial results for the third quarter and nine months ended September 30, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.1      Press Release dated October 18, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENE COUNTY BANCSHARES, INC.


Date: October 18, 2005             By: /s/     R. Stan Puckett
                                       -----------------------------------------
                                               R. Stan Puckett
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX


Exhibit
Number         Description of Exhibit(s)
-------        -------------------------

 99.1          Copy of press release issued by the Company on October 18, 2005.